                          DECISIONONE HOLDINGS  CORP.
                          ---------------------------

                              AMENDED AND RESTATED
                              --------------------
                Stock Option and Restricted Stock Purchase Plan
                -----------------------------------------------


          Section 1.     Purpose.  The  purpose of the DecisionOne Holdings
                         -------
Corp. Stock Option and Restricted Stock Purchase Plan (the "Plan") is to promote the interests of DecisionOne Holdings Corp., a Delaware corporation (the "Company") and any Subsidiary thereof, and its stockholders by providing an opportunity to selected employees, officers and directors of the Company or any Subsidiary thereof as of the date of the adoption of this Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis. Under this Plan, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code, "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards.

          Section 2.     Definitions.  For purposes of this Plan, the following
                         -----------
terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

          2.1. "Award" shall mean an award of the right to purchase Common Stock
                -----
granted under the provisions of Section 7 of the Plan.

          2.2.  "Board of Directors" shall mean the Board of Directors of the
                 ------------------
Company.

          2.3.  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                 ----

          2.4.  "Committee"  shall mean the committee of the Board of Directors
                 ---------
referred to in Section 5 hereof.

          2.5.  "Common Stock" shall mean the Common Stock, $.01 par value, of
                 ------------
the Company.

          2.6.  "Employee" shall mean (i) with respect to an ISO, any person
                 --------
including an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed by the Company or any Subsidiary of the Company, and
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(ii) with respect to a Non-Qualified Option and/or an Award shall mean any person employed by, or performing consulting services (other than consulting services in connection with a capital transaction) for the Company or any Subsidiary of the Company, including, without limitation, directors and officers.

          2.7.  "ISO" shall mean an Option granted to an Employee under the Plan
                 ---
which constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

          2.7A      "Non-Employee Directors" shall mean members of the Board of
                     ----------------------
Directors who are not employed in any capacity by the Company or any Subsidiary of the Company.

          2.8.  "Non-Qualified Option" shall mean an Option granted to a
                 --------------------
Participant pursuant to the Plan which is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 and which shall not constitute nor be treated as an ISO.

          2.9.  "Option"  shall mean any ISO or Non-Qualified Option granted to
                 ------
a Participant pursuant to this Plan.

          2.10.  "Participant"  shall mean any Employee or Non-Employee Director
                  -----------
to whom an Award and/or an Option is granted under this Plan.

          2.11.  "Parent of the Company" shall have the meaning set forth in
                  ---------------------
Section 424(e) of the Code.

          2.12.  "Subsidiary of the Company"  shall have the meaning set forth
                  -------------------------
in Section 424(f) of the Code.

          Section 3.     Eligibility.  Awards and/or Options may be granted to
                         -----------
any Employee and any Non-Employee Director. The Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof, except that Non-Employee Directors shall be eligible only to receive Non-Qualified Options pursuant to
Section 6.3 hereof. No person other than Non-Employee Directors shall have any right to receive grants or to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

          Section 4.     Common Stock Subject to the Plan.
                         --------------------------------

          4.1. The total number of shares of Common Stock for which Options and/or Awards may be granted under this Plan shall not exceed in the aggregate five million three hundred and fifty thousand (5,350,000) shares of Common Stock. The maximum aggregate number of shares of Common Stock that shall be subject to Options and/or Awards under this Plan to any single individual during any calendar year shall be 80% of the aggregate number of shares specified in the preceding sentence.

          4.2. The shares of Common Stock that may be subject to Options and/or Awards granted under this Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under this Plan. If any shares of Common Stock acquired pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to the Plan.

          4.3.           Special ISO Limitations.
                         -----------------------

          (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all Incentive Stock Option Plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000; provided, however that in the event the foregoing limit is exceeded, the Options, to the extent of such excess, shall be treated as Non-Qualified Options.

          (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

          4.4. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option or Award granted under the Plan.


          Section 5.     Administration of the Plan.
                         --------------------------

          5.1. The Plan shall be administered and interpreted by a committee consisting of not less than two persons appointed by the Board of Directors of the Company from among its members, all of whom are "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act") and "outside directors," as defined under section 162(m) of the Code and related Treasury regulations.

          5.2.  (a)  Options.  Subject to the provisions of Section 6.3, the
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Committee shall have the sole authority and discretion under this Plan (i) to select the Participants who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be issued under each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish vesting provisions for any Option relating to the time (or the circumstance) when the Option may be exercised by a Participant, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (x) to accelerate the time when outstanding Options may be exercised, provided,
                                                               --------
however, that any ISOs shall be "accelerated" within the meaning of Section
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424(h) of the Code, and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of this Plan

          (b) Award.  The Committee shall have the sole authority and discretion
              -----
under this Plan (i) to select the Participants (other than Non-Employee Directors) who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted; (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including vesting provisions which may be contingent upon the Company meeting specified financial goals; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the time or times and the conditions subject to which any shares of Common Stock subject to an Award may be repurchased by the Company (as well as the terms and conditions of any such repurchase); (ix) to determine the circumstances and conditions subject to which a proposed sale of shares of Common Stock subject to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right or first refusal); (x) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including the circumstance under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to purchase the Common Stock subject to an Award); (xi) to accelerate time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse or otherwise remove any or all such restrictions; and (xii) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of this Plan.

          5.3. Subject to Section 6.3, the Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

          5.4. The interpretation and construction by the Committee of any provisions of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

          5.5. Subject to Section 6.3, members of the Committee, who are either eligible for Options hereunder, or to whom Options have been granted hereunder, may vote on any matter affecting the administration of the Plan or the granting of Options under the Plan; provided, however, that no director (or member of the
                           --------  -------
Committee) shall vote upon the granting of an Option to himself, but any such director may be counted in determining the existence of a quorum at any meeting of the Committee at which the Plan is administered or action taken with respect to the granting of any Option.

          5.6. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the

Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

          5.7  Satisfaction of Option Price.  The Optionee shall pay the option
               ----------------------------
price in (i) cash, (ii) with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Optionee and having a fair market value (as defined in Section 6.1(a)) equal to the option price, (iii) with the consent of the Committee in its sole discretion, with the proceeds of a promissory note payable by the Optionee to the Company, but only in accordance with the provisions of a Loan Program established by the Company, or any successor program as in effect from time to time, (A) in a principal amount of up to 100% of the payment due upon the exercise of the Stock Option, or such applicable lower percentage as may be specified by the Committee pursuant to the Loan Program, and (B) bearing interest at a rate not less than the applicable Federal rate prescribed by Section 1274 of the Code, or such higher rate as may be specified by the Committee pursuant to the Loan Program,
(iv) by such other mode of payment as may be approved by the Committee including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (v) through any combination of (i), (ii),
(iii), (iv) or (v). The Optionee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon exercise of a Stock Option until the option price is fully paid.

          Section 6.     Terms and Conditions of Options.
                         -------------------------------

          6.1.  ISOs.  The terms and conditions of each ISO granted under the
                ----
Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422 of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

          The terms and conditions of each ISO shall include the following:

          (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of this Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the closing bid and asked prices quoted in the NASDAQ system on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ systems, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

          (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an ISO shall be exercisable only by the Optionee.

          (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan including the date on which such ISO shall expire and terminate,

provided, however, that such term shall in no event exceed ten years from the
- --------  -------
date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

          (d) In the event that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payment are insufficient to satisfy such federal, state or local taxes, such Participant will be required to pay to the Company, or make arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. A Participant may use issued and outstanding Common Stock for the payment of taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

          (e) In the sole discretion of the Committee the terms and conditions of any ISO may (but need not) include any of the following provisions:

          (i) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

          (iii) In the event a Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than such "disability" or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

          6.2.  Non-Qualified Options.  The terms and conditions of each Non-
                ---------------------
Qualified Option granted under the Plan, other than grants to Non-Employee Directors pursuant to Section 6.3, shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Option will be such that each Option issued hereunder shall not constitute nor be treated as an

"incentive stock option" as defined in Section 422 of the Code and will be a "non-qualified stock option" for federal income tax purposes. The terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.

          The terms and conditions of each Non-Qualified Option Agreement shall include the following:

          (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted.

          (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to this Section (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions, and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion.

          (c) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during a Participant's lifetime a Non-Qualified Option shall be exercisable only by the Participant.

          (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payment of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such federal, state or local taxes, or if no such payments are due to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

          6.3       Option Grants to Non-Employee Directors.  A Non-Employee
                    ---------------------------------------
Director shall be entitled to receive Non-Qualified Options only in accordance with this Section 6.3.

(a)  Initial Grant.  Each Non-Employee Director who is a member of the Board of
     -------------
Directors on May 2, 1996 and each Non-Employee Director who first becomes a member of the Board of Directors thereafter will receive a grant of a Non-Qualified Option to purchase 4,000 shares of Common Stock.

(b) Additional Grant.  Each Non-Employee Director who first becomes a member of
    ----------------
the Board of Directors on or after May 2, 1996 will receive a grant of a Non-Qualified Option to purchase 1,000 shares of Common Stock immediately upon his or her becoming a member of the Board of Directors.

(c)  Option Exercise Price.  Options granted under this Section 6.3 shall have a
     ---------------------
per share exercise price equal to the fair market value (as defined in Section 6.1(a) of the Plan) of a share of Common Stock on the date of grant.

(d)  Option Term and Exercisability.  The term of each Option granted pursuant
    -------------------------------
to this Section 6.3 shall be ten years. Options granted under Section 6.3(a) shall be exercisable as follows: 25% on the first anniversary of the date of grant and an additional 25% on each of the following three anniversaries thereof. Options granted under Section 6.3(b) shall be fully exercisable as of the date of grant.

(e)  Administration.  The provisions of this Section 6.3 are intended to operate
     --------------
automatically and not require administration. However, to the extent that administrative determinations are required, the provisions of this Section 6.3 shall be made by the members of the Board of Directors who are not eligible to receive grants under this Section 6.3, but in no event shall such determinations affect the eligibility of optionees, the determination of the exercise price, the timing of the grants or the number of shares subject to Options granted hereunder or otherwise cause the Plan, insofar as it relates to Non-Employee Directors, to fail to satisfy the conditions of Rule 16b-3(c)(ii) under the Exchange Act.

(f)  Applicability of Plan Provisions.  All Options granted pursuant to this
     --------------------------------
Section 6.3 shall be subject to the terms of Section 6.1(e) provided, however, that the Committee shall not have the discretion to modify such terms. Furthermore, except as otherwise provided in the Plan (including this Section 6.3), the Non-Qualified Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Non-Qualified Options granted to other persons provided however that (i) with respect to the provisions of Section 6.2, the Committee shall not have the discretion to modify the terms of such provisions in the Option agreement and (ii) if an event described in Section 8(a) occurs, adjustments, as described in that Section, shall be made automatically.

(g)  Amendment.  Notwithstanding any other provision of the Plan, this Section
     ---------
     6.3 may not be amended more than once every six months, other than to comply with changes in the law including the Code or the regulations thereunder.

          7. Terms and Conditions of Awards.
             ------------------------------

          The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

          The terms and conditions of each Award shall include the following:

          (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted.

          (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

          (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to the restriction imposed on such Stock and such other matters as the Board of Directors may determine.

     (d) In the event that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, or in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state of local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

          Section 8.     Adjustments.  (a)  Subject to the provisions of
                         -----------
paragraph (b) below, in the event that after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration or any dividends payable in Common Stock, the Board of Directors shall appropriately adjust: (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the
                                             --------  -------
limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs; (ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Common Stock for which Options and/or Awards may be granted under this Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of this Plan.

          (b) Notwithstanding the foregoing, in the event of (i) an offer to holders of Common Stock generally relating to the acquisition of their shares including, without limitation, through purchase, merger or otherwise, or
(ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, the Board of Directors may, in its sole discretion, make such adjustments as it deems equitable in respect of outstanding Options and/or Awards including, without limitation, the revision or cancellation of any outstanding Options and/or Awards. Any such determination by the Board of Directors shall be effective and binding for all purposes of this Plan.

          Section 9.     Effect of the Plan on Employment
                         --------------------------------
                         Relationship.
                         ------------

          Neither this Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or the service of the Company or any Subsidiary as the case may be, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company of any Subsidiary, as the case may be, at any time.

          Section 10.    Amendment of the Plan.  The Board of Directors may
                         ---------------------
amend the Plan from time to time as it deems desirable; provided, however, that,
                                                        --------  -------
without the approval of the holders of a majority of the outstanding stock of the Company entitled to vote thereon at a meeting, the Board of Directors may not amend the Plan to (i) increase (except for increases due to the adjustments in accordance with Section 8 hereof) the aggregate number of shares of Common Stock for which Options and/or Awards may be granted hereunder, (ii) decrease the minimum exercise price specified by the Plan in respect of ISOs, (iii) change the class of Employees eligible to receive ISOs under the Plan, (iv) increase the individual limit of shares of Common Stock for which Options and/or Awards may be granted to any single individual under the Plan, or (v) make any amendment that requires shareholder approval pursuant to Rule 16b-3 of the Exchange Act or 162(m) of the Code.

          Section 11.    Termination of the Plan.  The Board of Directors may
                         -----------------------
terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

          Section 12.    Effective Date
                         --------------

          (a) Effective Date of the Plan.  Subject to the approval of the
              --------------------------
Company's shareholders, this Plan shall be effective as of September 15, 1988, as amended and restated effective May 2, 1996.

          (b) Effectiveness of Section 16 and Section 162(m) Provisions.  The
              ---------------------------------------------------------
provisions of the Plan that refer to, or are applicable to persons subject to,
Section 16 of the Exchange Act or Rule 16b-3 thereunder or Section 162(m) of the Code shall not be effective, prior to the effective date of the Exchange Act Registration Statement, and shall remain effective thereafter for so long as the Common Stock remains registered pursuant to Section 12 of the Exchange Act.

                               DecisionOne Corp.
                Stock Option and Restricted Stock Purchase Plan
                -----------------------------------------------

                              OPTION EXERCISE FORM


          I,      of Onset Corporation or a Subsidiary thereof (as defined in the Onset Corporation Stock Option and Restricted Stock Purchase Plan (the "Plan")), do hereby exercise the right to purchase ___________________ shares of Common Stock, $.01 par value, of Onset Corporation pursuant to the Option granted to me on __________________ under the Plan.


Date:
     -------------------------           ------------------------
                                                 Signature


          Send a completed copy of this Option Exercise Form to:

                         Vincent M. Dadamo,
                         Corporate Secretary
                         Decision Data, Inc.
                         400 Horsham Road
                         Horsham, PA  19044